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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            =======================

                                    FORM 8-K

                             ======================

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                                NOVEMBER 18, 1998
                          ----------------------------
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                         ASSISTED LIVING CONCEPTS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           NEVADA                       1-13498                 93-1148702
    --------------------         --------------------      --------------------
(State or other jurisdiction of  Commission File Number     (I.R.S. Employer
incorporation or organization)                            Identification Number)

           9955 S.E. Washington Street, Suite 201, Portland, OR 97216
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               (Address of Principal Executive Offices) (Zip Code)

                                 (503) 252-6233
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              (Registrant's telephone number, including area code)

                                 Not Applicable
        -----------------------------------------------------------------
         (Former name or former address, if changed since last report.)

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ITEM 5.  OTHER EVENTS


                  On November 19, 1998, Assisted Living Concepts, Inc. (the "Company") and American Retirement Corporation ("ARC") announced that they had entered into a definitive merger agreement (the "Merger Agreement") pursuant to which a newly formed wholly-owned subsidiary of ARC would merge with and into the Company, with the Company as the surviving entity (the "Merger"), and each share of the Company's outstanding common stock ("Company Common Stock") would be exchanged for 0.85 shares of common stock of ARC ("ARC Common Stock"). The consummation of the transactions contemplated by the Merger Agreement is subject to, among other things, the approval of the shareholders of each of the Company and ARC, the parties' ability to account for the Merger as a "pooling of interests", the receipt of certain regulatory approvals and the expiration of antitrust waiting periods. Following the Merger, the Company would be a wholly-owned subsidiary of ARC.


                  Concurrently with the execution of the Merger Agreement, the Company and ARC entered into a Cross Option Agreement (the "Cross Option Agreement") whereby (i) the Company granted to ARC an option to purchase 2,583,465 shares of the Company Common Stock at $13.96 per share, exercisable upon the occurrence of certain events, and (ii) ARC granted to the Company an option to purchase 2,549,333 shares of ARC Common Stock at $17.25 per share, exercisable upon the occurrence of certain events.


                  On November 18, 1998, certain affiliates of ARC (each, an "ARC Shareholder"), who collectively own approximately 13.8% of the outstanding shares of ARC Common Stock, entered into voting agreements (each, a "Voting Agreement") with the Company pursuant to which each ARC Shareholder appointed the Company such ARC Shareholder's lawful proxy and attorney-in-fact to vote such ARC Shareholder's ARC Common Stock in favor of the approval of the Merger Agreement and the Merger and against certain transactions involving third parties.


                  Copies of the Merger Agreement, the Cross Option Agreement, the form of the Voting Agreement and the November 19, 1998 press release have been filed as exhibits to this report and are incorporated herein by reference.







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ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) and (b)   None.

(c) The following documents are furnished as Exhibits to this Current Report on Form 8-K pursuant to Item 601 of Regulation S-K:

              2.1 Agreement and Plan of Merger, dated as of November 18, 1998, among American Retirement Corporation, Pioneer Merger Corporation and Assisted Living Concepts, Inc. (Incorporated by Reference to Exhibit 2.1 of the Current Report on Form 8-K filed by American Retirement Corporation on November 30,
                    1998).

              2.2 Cross Option Agreement, dated November 18, 1998, by and between American Retirement Corporation and Assisted Living Concepts, Inc. (Incorporated by Reference to Exhibit 2.2 of the Current Report on Form 8-K filed by American Retirement Corporation on November 30, 1998).

              2.3 Form of Shareholder Voting Agreement, dated as of November 18, 1998 by and between Assisted Living Concepts, Inc. and certain shareholders of American Retirement Corporation.

              99. Press release dated November 19, 1998 of American Retirement Corporation and Assisted Living Concepts, Inc. (Incorporated by Reference to Exhibit 99.1 of the Current Report on Form 8-K filed by American Retirement Corporation on November 30,
                    1998).







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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ASSISTED LIVING CONCEPTS, INC.



                                         By: /s/ Rhonda S. Marsh
                                            ------------------------------------
                                            Name:  Rhonda S. Marsh
                                            Title: Vice President/Treasurer
                                                   Chief Accounting Officer


Date: November 30, 1998








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                                  EXHIBIT INDEX

EXHIBIT NO               DOCUMENT DESCRIPTION

2.1 Agreement and Plan of Merger, dated as of November 18, 1998, among American Retirement Corporation, Pioneer Merger
                    Corporation and Assisted Living Concepts, Inc. (Incorporated by Reference to Exhibit 2.1 of the Current Report on Form
                    8-K filed by American Retirement Corporation on November 30,
                    1998).

2.2 Cross Option Agreement, dated November 18, 1998, by and between American Retirement Corporation and Assisted Living
                    Concepts, Inc. (Incorporated by Reference to Exhibit 2.2 of the Current Report on Form 8-K filed by American Retirement
                    Corporation on November 30, 1998).

2.3                 Form of Shareholder Voting Agreement, dated as of November
                    18, 1998 by and between Assisted Living Concepts, Inc. and certain shareholders of American Retirement Corporation.


99.                 Press release dated November 19, 1998 of American Retirement
                    Corporation and Assisted Living Concepts, Inc. (Incorporated by Reference to Exhibit 99.1 of the Current Report on Form 8-K filed by American Retirement Corporation on November 30,
                    1998).